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                                                                       Exh. 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Sub Sea International Inc:

As independent public accountants, we hereby consent to the use of our reports included herein or made a part of this Amendment No. 1 to Current Report on Form 8-K.

                                       /s/ARTHUR ANDERSEN & CO.
                                       ------------------------
                                       Arthur Andersen & Co.

New Orleans, Louisiana
March 4, 1994